UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2U, Inc. (the “Company”) files this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to amend and supplement the Company’s Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission on December 10, 2018 (the “Prior Report”).  The Prior Report announced that the Board had appointed Alexis Maybank to the Company’s Board of Directors (the “Board”), effective as of December 4, 2018.  At the time of the Prior Report, the Board had not made any determinations regarding committee assignments for Ms. Maybank.

The Company is filing this Amendment No. 1 to report that the Board has appointed Ms. Maybank to the Audit Committee of the Board, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Matthew J. Norden
Name:	Matthew J. Norden
Title:	Co-General Counsel, Corporate and Securities

Date: January 17, 2018